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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
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FEBRUARY 18, 1999
Date or Report (Date of earliest event reported):


HITCOM  CORPORATION
(Exact name of registrant as specified in its charter)


DELAWARE
(State or Other  Jurisdiction  of Incorporation)



	001-13999							87-0389677
(Commission File Number)					(IRS Employer
Identification No.)


700 North Second Street, Third Floor
St. Louis, MO, USA
	63102-2519
(Address of Principal Executive Offices)
	(Zip Code)

314-231-1000
(Registrant's Telephone Number, Including Area Code)


No Change
(Former Name or Former Address, if Changed Since Last
Report)


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ITEM 4 (b)	  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT


As of February 11, 1999, The Board of Directors have unanimously agreed to engage BDO Seidman LLP of St. Louis
Missouri to be the Company's new principal accountant.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

						Hitcom Corporation
						(Registerant)


Date:	February 11, 1999		BY: 	/s/ John S. Nashmi
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						(Signature)

John S. Nashmi
						Chief Financial Officer and
Corporate Secretary